UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant:  ☒                     Filed by a Party other than the Registrant:  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

Cell Therapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

ON FEBRUARY 14, 2014, CELL THERAPEUTICS, INC. (THE “COMPANY”) DISTRIBUTED TO ITALIAN PARTICIPATING BANKS A LETTER TO SHAREHOLDERS IN ITALY REGARDING THE COMPANY’S ANNUAL MEETING OF SHAREHOLDERS, WHICH IS EXPECTED TO BE HELD ON MAY 22, 2014 (THE “ANNUAL MEETING”) (THE “LETTER TO SHAREHOLDERS”). THE COMPANY INSTRUCTED SUCH BANKS TO FORWARD A COPY OF THE LETTER TO SHAREHOLDERS TO THE BANKS’ CLIENTS WHO HOLD SHARES OF THE COMPANY THROUGH MONTE TITOLI, S.P.A. THE FOLLOWING IS AN ENGLISH TRANSLATION OF THE LETTER TO SHAREHOLDERS.

ENGLISH TRANSLATION OF LETTER TO SHAREHOLDERS

February 14, 2014

To our Italian shareholders:

This letter relates to the Annual Meeting of Shareholders (the “Annual Meeting”) of Cell Therapeutics, Inc., a Washington corporation (the “Company”), expected to be held on May 22, 2014 at 10:00 a.m. (Seattle, Washington time), at the Company’s headquarters in Seattle, Washington. The purpose of the Annual Meeting is to resolve upon the following matters (the “Annual Meeting Resolutions”):

(1)	to approve an amendment to the articles of incorporation to declassify the Company’s Board of Directors (the “Board”) and provide for an annual election of directors;

(2)	to elect directors to the Board;

(3)	to approve an amendment to the Company’s 2007 Equity Incentive Plan, as amended and restated (the “2007 Equity Plan”), to increase the number of shares available for issuance under the 2007 Equity Plan by 11,000,000 shares;

(4)	to ratify the selection of Marcum LLP as the Company’s independent auditors for the year ending December 31, 2014;

(5)	to approve, by non-binding advisory vote, the compensation of the Company’s named executive officers[1];

(6)	to approve the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to adopt any of Proposals 1 through 5; and

(7)	to transact such other business as may properly come before the Annual Meeting and all adjournments and postponements thereof.

Shareholders of record at the close of business on March 17, 2014 (the “Record Date”) will be entitled to vote at the Annual Meeting. Details of the Annual Meeting Resolutions to be voted upon at the Annual Meeting will be set forth in a proxy statement, which the Company expects will be made available as a preliminary version on or about March 7, 2014 and as a definitive version on or about March 21, 2014.

To obtain the quorum that is required to validly resolve upon any or all of the Annual Meeting Resolutions at the Annual Meeting and to facilitate voting regarding the Annual Meeting Resolutions, we have requested that the major Italian banks make a book-entry transfer of their share positions at Monte Titoli S.p.A. to their U.S. correspondent banks, and the U.S. correspondent bank will then transfer the shares to an account of the Italian bank at a U.S. affiliate broker-dealer on the Record Date. Under the securities laws of the United States and the rules of the New York Stock Exchange (the “NYSE”), this process permits the Company to count these shares for the purpose of obtaining a quorum and permits such broker-dealers to vote these shares at the Annual Meeting (and any

[1]	As they are defined and identified according to Item 402 of Regulation S-K under U.S. federal securities regulations.

adjournment or postponement of the Annual Meeting) for certain “routine” matters in the event that Italian shareholders do not instruct their broker to vote the shares pursuant to the modalities provided in the proxy statement. We successfully used this method to increase the number of shares held by Italian shareholders represented for quorum purposes and voted at the Company’s last shareholders’ meeting.

We have asked certain Italian banks to again comply with this procedure for the Annual Meeting expected to be held on May 22, 2014 to allow us to obtain a quorum at the Annual Meeting and votes from Italian shareholders on any or all of the Annual Meeting Resolutions from those broker-dealers that have discretion to vote.

Unless following receipt of this letter and prior to the deadline set by your depositary bank for the transfer you expressly instruct your depositary bank to abstain from taking any transfer action, your shares will be transferred to a U.S. affiliate broker-dealer as described above.

Following the transfer of your shares as described above, you will still be entitled to vote pursuant to the modalities set forth in the proxy statement for the Annual Meeting, which are explained below, or to provide instructions to the U.S. affiliate broker-dealer (through your depository bank) to abstain from taking any action in connection with your shares, including the exercise of the voting rights, on or before the date of the Annual Meeting, May 22, 2014.

However, once the shares have been transferred before or on the Record Date, if you do not provide voting instructions or do not provide instructions to your bank to abstain from taking any voting action on or before May 22, 2014, your shares will be voted by the U.S. affiliate broker-dealer pursuant to the discretionary authority granted to them under Rule 452 of the NYSE.

The Italian shareholders should note that the transfer of the shares (as described above) itself does not allow the shareholders to vote via Internet or telephone because the shares are held, on an account of the Italian bank at a United States affiliate broker-dealer, in the name of the bank.

For the purpose of voting via Internet or by telephone, the shares must be held directly in a U.S. brokerage account in the shareholder’s name. Once the shares of the Italian shareholder are held in custody by the U.S. broker-dealer affiliate, the U.S. broker-dealer affiliate will be in a position to provide the Italian shareholder’s details to Broadridge, which will allow Broadridge to send the Annual Meeting documentation to the Italian shareholders and to assign to the Italian shareholders a security code to be used for voting on the website www.proxyvote.com or by calling the telephone number shown each time on the voting documentation.

Moreover, we point out that the share transfer process described above will not involve any burden on your side with respect to your current relationship with your Italian bank.

All of our shareholders are cordially invited to attend our Annual Meeting. If you hold our stock in Italy through Monte Titoli S.p.A., you may request from your broker a Certification of Participation in the Italian Central Depository System, which we refer to as your “Certification.” If you wish to attend our Annual Meeting and vote in person, please present your Certification at the door.

Alternatively:

•

If you would like to vote by mail, you must obtain an Italian proxy card. If you do not receive an Italian proxy card with the proxy statement, you may print one from our Internet site once the proxy statement has been made available at www.CellTherapeutics.com. Please mark your votes on the Italian proxy card and return it and your Certification by mail to the address shown on the card by the deadline shown on the card. Your name as you write it on your Italian proxy card must exactly match your name as printed on your Certification. Italian privacy law prevents us from learning in advance the names of the persons holding Certifications. Thus, you must include your Certification (or a complete copy) in the same envelope as your Italian proxy card in order for your vote to be counted. This will provide proof to our inspector of elections that you have the right to vote at the Annual Meeting.

•	Holders of Certifications may also name a substitute proxy by any other means permitted by Washington law and the Company’s Second Amended and Restated Bylaws. If you would like to name a substitute proxy, the person you name as your proxy must provide your Certification, or a complete copy of your Certification, together with your written authorization naming such person as your proxy, to the Company’s inspector of elections in order to verify the authenticity of your proxy designation.

•	An Italian shareholder may also vote via Internet or by telephone if his or her shares are held directly by in a U.S. brokerage account in that shareholder’s name. To use this method, please promptly instruct your bank to transfer your shares to a brokerage account in the United States (to be held in your name and for your account) prior to March 17, 2014 (i.e., the Record Date). After your shares are held by a U.S. broker in your name, you will receive the Annual Meeting documentation at your address, together with a security code to be used for voting on the website www.proxyvote.com or by calling the telephone number provided in the Annual Meeting voting documentation. Please contact your bank to understand the procedure associated with the transfer described above. Please note that the costs derived from the transfer, including those debited or claimed by the United States broker for the management of the account in the United States, will be borne by the Italian shareholder requesting the transfer of its shares.

Please note that we expect the definitive proxy statement to be available on or about March 21, 2014 on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov and on the Company’s website at www.CellTherapeutics.com and in paper form at your bank and at the office of the Italian branch of the Company’s subsidiary CTI Life Sciences Ltd (contact person: Ms. Laura Villa) at Via Amedei 8, 20123 Milan, within 15 business days from the filing of the proxy statement with the SEC and, in any case, at least ten days prior to the date of the Annual Meeting. CTI will make available a preliminary proxy statement on or about March 7, 2014.

Italian shareholders may also request to be registered in the Company’s shareholders ledger at any time as a record holder. Please contact your bank to understand the procedure for such registration, which would include, inter alia, the submission of a registration request (together with an ownership certification) to the Company’s transfer agent, the removal of your shares from Monte Titoli’s account and the transfer of your shares to the United States directly in your name. Please note that registration in the Company’s shareholders ledger may limit your disposal rights of the shares or make its exercise more complex.

We strongly encourage our Italian shareholders to obtain a Certification and submit it, together with an Italian proxy card, by mail to the address shown on the Italian proxy card. We recommend that our Italian shareholders contact their banks to verify the timing and the procedures for the exercise of the voting rights established by each broker on the basis of its internal procedure. You should also contact your bank if you wish to instruct the U.S. affiliate broker-dealer to abstain from taking any action in relation to your shares held by such broker. A significant percentage of our shares are held by persons in Italy. If our Italian shareholders do not take the time to vote, we will not obtain a quorum and we would therefore be unable to conduct any business at the Annual Meeting. Your vote is important. Please obtain a Certification and vote.

Louis A. Bianco

/s/ Louis A. Bianco
Executive Vice President, Finance & Administration
Cell Therapeutics, Inc.

The Company will file a proxy statement and other documents regarding the Annual Meeting described in this Letter to Shareholders with the SEC. The Company’s shareholders are urged to read the proxy statement and other relevant materials when they become available, because they will contain important information about the Company, the Annual Meeting and related matters. Shareholders may obtain a free copy of the Company’s definitive proxy statement when available, and other documents filed by the Company with the SEC at the SEC’s website (www.sec.gov), on the Company’s website (www.celltherapeutics.com), in paper form at the Depositary Banks and at the office of the Italian branch of the Company’s subsidiary CTI Life Sciences Ltd (contact person: Ms. Laura Villa) at Via Amedei 8, 20123 Milan.

ON FEBRUARY 14, 2014, THE COMPANY PUBLISHED IN ITALY A PRELIMINARY NOTICE OF CALL (THE “PRELIMINARY NOTICE OF CALL”) OF THE ANNUAL MEETING. THE FOLLOWING IS AN ENGLISH TRANSLATION OF THE PRELIMINARY NOTICE OF CALL.

ENGLISH TRANSLATION OF PRELIMINARY NOTICE OF CALL

CELL THERAPEUTICS, INC.

Registered office: 3101 Western Avenue, Suite 600

Seattle, Washington 98121, United States of America

Preliminary notice of call of Annual Meeting of Shareholders expected to be held on May 22, 2014

To our Shareholders:

The Annual Meeting of Shareholders (the “Annual Meeting”) of Cell Therapeutics, Inc., a Washington corporation (the “Company”), is expected to be held on May 22, 2014, at 10:00 a.m. (Seattle, Washington time) at the Company’s headquarters at 3101 Western Avenue, Suite 600, Seattle, Washington 98121, to resolve upon the following matters:

(1)	to approve an amendment to the articles of incorporation to declassify the Company’s Board of Directors (the “Board”) and provide for an annual election of directors;

(2)	to elect directors to the Board;

(3)	to approve an amendment to the Company’s 2007 Equity Incentive Plan, as amended and restated (the “2007 Equity Plan”), to increase the number of shares available for issuance under the 2007 Equity Plan by 11,000,000 shares;

(4)	to ratify the selection of Marcum LLP as the Company’s independent auditors for the year ending December 31, 2014;

(5)	to approve, by non-binding advisory vote, the compensation of the Company’s named executive officers[1];

(6)	to approve the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to adopt any of Proposals 1 through 5; and

(7)	to transact such other business as may properly come before the Annual Meeting and all adjournments and postponements thereof.

Our shareholders (the “Shareholders”) are cordially invited to attend the Annual Meeting. Shareholders of record at the close of business on March 17, 2014, the record date established by the Board (the “Record Date”), will be entitled to vote at the Annual Meeting. The Shareholders will have the right to exercise their voting rights at the Annual Meeting even if the date of the Annual Meeting is adjourned or postponed. A complete list of the

[1]	As they are defined and identified according to Item 402 of Regulation S-K under U.S. federal securities regulations.

Shareholders that will be receiving the call notice of the Annual Meeting and have the right to exercise their voting rights will be available for review by the Shareholders for any reason concerning the Annual Meeting at the office of the Secretary of the Company at 3101 Western Avenue, Suite 600, Seattle, Washington 98121, beginning ten days prior to the Annual Meeting.

The Shareholders whose shares are held in Italy through Monte Titoli S.p.A. (the “Italian Shareholders”) may obtain from the intermediaries through which they hold their shares (the “Depositary Banks”) the certification for attendance at the Annual Meeting (the “Certification”), which is to be presented to the Company to attend the Annual Meeting and to vote in person. Alternatively, the Italian Shareholders may vote by mail by submitting the proxy card, which will be included in the Company’s proxy statement and will be available on the website of the United States Securities and Exchange Commission (the “SEC”) at www.sec.gov and the Company’s website at www.celltherapeutics.com. Shareholders must duly fill in and execute the proxy card and deliver it to the Company’s headquarters, together with the Certification. The name indicated on the proxy card must exactly match with the name printed on the Certification.

Please note that the Company expects that the definitive proxy statement will be available on or about March 21, 2014 on the SEC’s website at www.sec.gov and on the Company’s website at www.celltherapeutics.com, and in paper form at the Depositary Banks and at the office of the Italian branch of the Company’s subsidiary, CTI Life Sciences Ltd (contact person: Ms. Laura Villa) at Via Amedei 8, 20123 Milan. CTI will make available a preliminary proxy on or about March 7, 2014. The Shareholders are cordially invited to examine the proxy statement and, in particular, the section regarding the matters to be resolved upon at the Annual Meeting, which will be described in greater detail in the proxy statement.

To obtain the quorum required at the Annual Meeting and to validly resolve upon any or all of the proposals to be presented to shareholders at the Annual Meeting and to facilitate voting regarding such matters, the Company has requested certain Italian banks—unless otherwise instructed by the relevant Shareholders—to make book-entry transfers of the Company’s shares, in all or in part, held in the name of and in the customers’ account by such banks, to an account opened in the name of the same banks at a U.S. broker-dealer on the Record Date. Under the securities laws of the United States and the rules of the New York Stock Exchange (the “NYSE”), this transfer permits the Company to count these shares for the purpose of obtaining a quorum and permits such broker-dealers to vote these shares at the Annual Meeting for certain “routine” matters in the event that Italian Shareholders do not instruct their broker to vote the shares pursuant to the modalities provided in the proxy statement. Even if the Italian banks agree to perform the transfer describe above, the Italian Shareholders will have the right to provide instructions to the U.S. broker-dealer to abstain from taking any action with reference to the shares, including the exercise of the voting right. As a result, should any Shareholder not exercise its voting right or give separate voting instructions on or before the date of the Annual Meeting, the transferred shares will be voted by the United States broker-dealers pursuant to the discretionary authority granted them under Rule 452 of the NYSE.

Any Shareholder that is a resident of Italy may also vote via Internet or by telephone if his or her shares are held directly by a U.S. broker-dealer’s account in the Shareholder’s name before or on the Record Date. Once the shares are held by a U.S. broker-dealer, the Shareholder may receive the Annual Meeting documentation at his or her address, together with a security code to be used for voting (i) on the website: www.proxyvote.com or (ii) by calling the telephone number provided on the proxy card included in the proxy statement. The Shareholders are invited to contact their Depositary Bank to understand the procedure associated with the transfer by any Shareholder to a U.S. broker-dealer’s account. Please note that the costs derived from the transfer, including those debited or claimed by the U.S. broker-dealer for the management of the account in the United States, shall be borne by the Shareholder requesting the transfer of his or her shares.

The Italian Shareholders may also request to be registered in the Company’s shareholder ledger at any time as a record holder. The Italian Shareholders are invited to contact their bank to understand the procedure for such registration, which would include, inter alia, the submission of a registration request (together with an ownership certification) to the Company’s transfer agent, the removal of the shares from Monte Titoli’s account and transfer of the shares to the United States directly in name of the Italian Shareholder. Please note that registration in the Company’s shareholders ledger may limit the disposal rights related to the shares or make its exercise more complex.

The Shareholders are kindly invited to contact their Depositary Banks so that the Shareholders can receive the Annual Meeting documentation, including the proxy card, and the instruction concerning the voting modalities.

On behalf of the Board of Directors

/s/ Louis A. Bianco
Louis A. Bianco
Executive Vice President, Finance & Administration

February 14, 2014

The Company will file a proxy statement and other documents regarding the Annual Meeting described in this Preliminary Notice of Call of Annual Meeting of Shareholders with the SEC. The Company’s shareholders are urged to read the proxy statement and other relevant materials when they become available, because they will contain important information about the Company, the Annual Meeting and related matters. Shareholders may obtain a free copy of the Company’s definitive proxy statement when available, and other documents filed by the Company with the SEC at the SEC’s website (www.sec.gov), on the Company’s website (www.celltherapeutics.com), in paper form at the Depositary Banks and at the office of the Italian branch of the Company’s subsidiary CTI Life Sciences Ltd (contact person: Ms. Laura Villa) at Via Amedei 8, 20123 Milan.